                                                                    Exhibit 4.1

Number                                                                   Shares


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                         EUPA INTERNATIONAL CORPORATION


                     75,000,000 SHARES PAR VALUE $.001 EACH
                                  COMMON STOCK

                                                                See reverse for
                                                            Certain Definitions



This is to certify that ________________________________________is the owner of

__________________________________________________________________ fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.


WITNESS, the seal of the Corporation and the signatures of its duly authorized officers.

Dated:


---------------------------                     -------------------------------
                Secretary                                            President

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.



TEN COM    - as tenants in common                      UNIF GIFT MIN ACT...Cust
                                                       (Cust)           (Minor)

TEN ENT    - as tenants by the entireties                Under Uniform Gifts to
                                                         Minors Act...(State)

JT TEN     - as joint tenants with right of
           Survivorship and not as tenants in
           common
           Additional abbreviations may also be
           used though not in the above list


For value received _______________________ hereby sell, assign and transfer unto (PLEASE INSERT SOCIAL SECURITY OR OTHER INDENTIFYING NUMBER OF ASSIGNEE)
[                                                                          ]



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              (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
                          POSTAL ZIP CODE OF ASSIGNEE)

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_______________________________________________________________________  Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint


________________________________________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

         Dated ___________________________
                  In presence of



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     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
              AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
                 PARTICULAR WITHOUT ALTERNATION OR ENLARGEMENT
                             OR ANY CHANGE WHATEVER


                                      -2-